EXHIBIT 10.1(d)

Execution Copy

WAIVER dated as of October 29, 2003 (this “Waiver”), to the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BEAR ISLAND PAPER COMPANY, LLC, a Virginia limited liability company (the “ Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), TD SECURITIES (USA) INC., as Arranger, and TORONTO DOMINION (TEXAS), INC., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to waive certain provisions of the Credit Agreement subject to the terms and conditions of this Waiver;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Waivers. The Administrative Agent and the Lenders hereby waive, effective as of the date hereof:

(a) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Section 6.1(a) (Consolidated Total Debt to Consolidated Total Capitalization Ratio) of the Credit Agreement for the fiscal quarter ended September 30, 2003; and

(b) any Default or Event of Default arising by reason of the failure of the Borrower to give notice under the Credit Agreement of the occurrence of any Default or Event of Default described in the foregoing subsection (a).

SECTION 3. Conditions to Effectiveness. This Waiver shall become effective on the date (the “Waiver Effective Date”) on which the Borrower, the Administrative Agent, the Required Lenders and the Required Revolving Credit Lenders shall have executed and delivered this Waiver.

SECTION 4. Representations and Warranties. To induce the Administrative Agent and the Lender parties hereto to enter into this Waiver, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the

Waiver Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date (other than those that expressly speak as of a different date), after giving effect to the effectiveness of this Waiver, as if made on and as of the Waiver Effective Date.

SECTION 5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 6. Continuing Effect; No Other Waivers. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

SECTION 7. No Default. No Default or Event of Default shall have occurred and be continuing as of the Waiver Effective Date after giving effect to this Waiver.

SECTION 8. Counterparts. This Waiver may not be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

SECTION 9. Governing Law. This Waiver and their rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BEAR ISLAND PAPER COMPANY, LLC

By:	/s/ Edward D. Sherrick

Name: Edward D. Sherrick Title: Vice President, Finance

TORONTO-DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

By:	/s/ Neva Nesbitt

Name: Neva Nesbitt Title: Vice President

[Signature Page to Waiver to Bear Island Credit Agreement]

BLACK DIAMOND INTERNATIONAL FUNDING, LTD. Name of Lender

By:	/s/ Alan Corkish

Name:	Alan Corkish
Title:	Director

[Signature Page to Waiver to Bear Island Credit Agreement]

TRS 1 LLC Name of Lender

By:	/s/ Edward Schaffer

Name:	Edward Schaffer
Title:	Vice President

[Signature Page to Waiver to Bear Island Credit Agreement]

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